SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 5, 2003

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File No.)	(IRS Employer Identification
Jurisdiction of		No.)
Incorporation)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On June 5, 2003, Connetics Corporation announced that it has completed enrollment in its Phase III clinical trial for Actiza™, a formulation of 1% clindamycin delivered in Connetics’ proprietary foam delivery system, for the treatment of acne.

     A copy of the press release announcing this event is attached to this Report as Exhibit 99.1 and is incorporated into this report by this reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated June 5, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ John L. Higgins

John L. Higgins Executive Vice President, Finance and Corporate Development and Chief Financial Officer

     Date: June 6, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated June 5, 2003